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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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
              MARCH 13, 1996                                           0-16132
Date of Report (Date of earliest event reported)                Commission File Number



                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)



                 Delaware                                           22-2711928
(State or other jurisdiction of incorporation or         (I.R.S. Employer Identification Number)
                organization)

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                               7 Powder Horn Drive
                            Warren, New Jersey 07059
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               (Address of Principal Executive Offices) (Zip Code)




                                 (908) 271-1001
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              (Registrant's telephone number, including area code)




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Item 5. Other Events.

               On March 13, 1996, Celgene Corporation (the "Company") issued a press release announcing that it had completed a $25 million private placement of Series A Convertible Preferred Stock, par value $.01 per share.

               The shares of Series A Convertible Preferred Stock are convertible into shares of Celgene common stock, in one-third increments commencing on May 11, June 10 and July 10, 1996, at a conversion price per share of common stock equal, generally, to the lesser of (i) $18.81, or (ii) 90% of the average closing price per share of common stock for the seven trading days immediately prior to the date of conversion.

               This description is a summary and is qualified in its entirety by reference to the press release, the form of Certificate of Designation, and the form of Registration Rights Agreement entered into with the investors in the private placement, all of which are filed as exhibits hereto and are hereby incorporated by reference.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    not applicable

        (b)    not applicable

        (c)    Exhibits

         4.1 Form of Amended and Restated Certificate of Designation of Series A Convertible Preferred Stock, par value $.01, of the Company.

        10.1   Form of Registration Rights Agreement

        99     Press Release, dated March 13, 1996.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 13, 1996                CELGENE CORPORATION



                                    By:   /s/ John W. Jackson
                                          ---------------------------
                                    Name:   John W. Jackson
                                    Title:  Chairman of the Board and
                                              Chief Executive Officer

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                                  EXHIBIT INDEX


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    Exhibit                                 Description                                  Page
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
      4.1         Form of Amended and Restated  Certificate  of  Designation  of
                  Series A Convertible Preferred Stock, par value  $.01,  of the
                  Company.

      10.1        Form of Registration Rights Agreement

       99         Press Release, dated March 13, 1996.
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